UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2015

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street
New York, New York	10285
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 640-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

 (a)      The annual meeting of the shareholders of American Express Company (the "Company") was held on May 11, 2015.  A quorum was present at the meeting as required by the Company's By-laws. The matters that were voted upon at the meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

           Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present but were not counted as votes cast on any matter. For matters 2-8, the percentages for and against each matter reflect all of the votes cast.

(b)

1. Election of Directors.

	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Charlene Barshefsky	723,462,488	59,074,914	6,688,883	89,459,148
Ursula M. Burns	767,368,566	15,182,944	6,674,775	89,459,148
Kenneth I. Chenault	759,219,840	22,261,529	7,744,916	89,459,148
Peter Chernin	773,886,351	7,903,282	7,436,652	89,459,148
Anne Lauvergeon	769,481,458	12,424,178	7,320,649	89,459,148
Michael O. Leavitt	779,692,373	2,178,975	7,354,937	89,459,148
Theodore J. Leonsis	777,824,215	4,688,700	6,713,370	89,459,148
Richard C. Levin	780,678,272	1,822,817	6,725,196	89,459,148
Samuel J. Palmisano	776,643,863	5,856,089	6,726,333	89,459,148
Daniel L. Vasella	779,357,620	3,154,735	6,713,930	89,459,148
Robert D. Walter	772,970,027	9,544,806	6,711,452	89,459,148
Ronald A. Williams	774,653,721	7,847,298	6,725,266	89,459,148

All 12 of the Company's nominees for director received over a majority of votes cast.

 2. Votes regarding ratification of appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2015 were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
867,773,598	99.53%	4,106,193	0.47%	6,805,642	-0-

3. Votes regarding an advisory (non-binding) vote approving executive compensation were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
753,502,970	96.49%	27,430,516	3.51%	8,292,799	89,459,148

4. Votes on a shareholder proposal relating to annual disclosure of EEO-1 data were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
180,866,867	24.68%	551,878,634	75.32%	56,480,784	89,459,148

5. Votes on a shareholder proposal relating to report on privacy, data security and government requests were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
159,656,419	21.74%	574,588,907	78.26%	54,980,959	89,459,148

6. Votes on a shareholder proposal relating to action by written consent were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
274,065,058	35.27%	502,975,613	64.73%	12,185,614	89,459,148

7. Votes on a shareholder proposal relating to lobbying disclosure were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
159,932,787	21.55%	582,104,993	78.45%	47,188,505	89,459,148

8. Votes on a shareholder proposal relating to independent board chairman were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
123,091,541	15.75%	658,435,277	84.25%	7,699,467	89,459,148

Item 8.01  Other Events

On May 12, 2015, the Company issued a press release announcing the authorization to repurchase up to 150 million shares of its common stock, from time to time, subject to market conditions and the Federal Reserve's non-objection of the Company's capital plans, and an increase to the quarterly dividend on its common stock from $0.26 per share to $0.29 per share. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

99.1	Press release of American Express Company, dated May 12, 2015, announcing the authorization to repurchase up to 150 million shares of its common stock and an increase to the quarterly dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY (REGISTRANT)
By:	/s/ Carol V. Schwartz
Name: Carol V. Schwartz
Title: Secretary

Date:  May 12, 2015

EXHIBIT INDEX
Exhibit	Description
99.1	Press release of American Express Company, dated May 12, 2015, announcing the authorization to repurchase up to 150 million shares of its common stock and an increase to the quarterly dividend.